                               PRICE ENTERPRISES, INC.

                      UNAUDITED PRO FORMA FINANCIAL INFORMATION

                                   (in thousands)

    The following unaudited pro forma condensed combined balance sheet of Price Enterprises, Inc. as of June 8, 1997 and unaudited pro forma condensed combined statements of operations for the forty weeks ended June 8, 1997 and the year ended August 31, 1996 have been prepared to reflect the results of the Distribution and the anticipated conversion of Price Enterprises, Inc. to a Real Estate Investment Trust (REIT). The unaudited pro forma condensed combined balance sheet has been prepared as if the Distribution occurred on June 8, 1997. The unaudited pro forma condensed combined statements of operations have been prepared as if the Distribution occurred on the first day of fiscal 1996. The unaudited pro forma condensed combined financial information is not necessarily indicative of the results that actually would have occurred if the Distribution had been consummated as of June 8, 1997 or at the beginning of fiscal 1996.

                               PRICE ENTERPRISES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                           FORTY WEEKS ENDED JUNE 8, 1997
                        (in thousands, except per share data)


                                                                 Pro Forma
                                                  Historical    Adjustments        Pro Forma
                                                  ----------    -----------       ----------
REVENUES
  Real estate                                       $42,726       $ (3,133)  (1)     $39,593
  Gain (loss) on sale of real estate, net               899           (899)  (1)           -
  Merchandise sales                                  46,239        (46,239)  (2)           -
  Other revenues                                      4,003         (2,222)  (2)
                                                                    (1,781)  (4)           -
                                                  ----------    -----------       ----------
     Total revenues                                  93,867        (54,274)           39,593


OPERATING EXPENSES
  Real estate:
     Operating, maintenance and administrative
      expenses                                        8,029         (1,703)  (1)       6,326
     Property taxes                                   6,228           (861)  (1)       5,367
     Depreciation and amortization                    7,383           (454)  (1)       6,929
  Merchandising:
     Cost of sales                                   44,109        (44,109)  (2)           -
     Operating expenses                              12,330        (12,330)  (2)           -
  General and administrative expenses                 2,937         (1,310)  (3)       1,627
  Provision for asset impairments                         -              -                 -
                                                  ----------    -----------       ----------
     Total operating expenses                        81,016        (60,767)           20,249
                                                  ----------    -----------       ----------
Operating Income                                     12,851          6,493            19,344

INTEREST AND OTHER
  Interest income, net                                6,156         (2,102)  (2)
                                                                    (2,908)  (5)       1,146
  Gain on sale of investment                            782           (782)  (6)           -
  Minority interest                                     (73)            73   (2)           -
                                                  ----------    -----------       ----------
     Total interest and other                         6,865         (5,719)            1,146
                                                  ----------    -----------       ----------

Income before provision for income taxes             19,716            774            20,490
Benefit (provision) for income taxes                 (8,084)         8,084   (7)           -
                                                  ----------    -----------       ----------
Net income                                          $11,632       $  8,858           $20,490
                                                  ----------    -----------       ----------
                                                  ----------    -----------       ----------

Net income per share                                  $0.50          $0.38             $0.88

Average number of shares outstanding                 23,321         23,321            23,321
Dividends per share                                   $0.90                            $0.90

(1) To reflect the transfer of real estate operations to PriceSmart (net income $293), and the effect of properties sold prior to the Distribution (net income $721).
(2) To reflect the transfer of merchandising operations to PriceSmart as a result of the Distribution.
(3) To reflect the portion of general and administrative expenses allocated to PriceSmart for services rendered by PEI.
(4) To eliminate the net results of operations for the auto referral and travel programs that were transferred to PriceSmart in the Distribution.
(5) To eliminate interest earned on a note receivable that was paid off prior to the Distribution.
(6) To eliminate the gain on the sale of an investment that was sold prior to the Distribution.
(7) To reflect the elimination of the income tax provision as if the company had converted to a REIT.

                               PRICE ENTERPRISES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             YEAR ENDED AUGUST 31, 1996
                        (in thousands, except per share data)


                                                                 Pro Forma
                                                  Historical    Adjustments        Pro Forma
                                                  ----------    -----------       ----------
REVENUES
  Real estate                                      $ 56,221       $ (6,387)  (1)     $49,834
  Gain (loss) on sale of real estate, net               864           (864)  (1)           -
  Merchandise sales                                  36,211        (36,211)  (2)           -
  Other revenues                                      2,709         (2,164)  (2)
                                                                      (450)  (4)          95
                                                  ----------    -----------       ----------
     Total revenues                                  96,005        (46,076)           49,929

OPERATING EXPENSES
  Real estate:
     Operating, maintenance and administrative
      expenses                                       11,667         (3,598)  (1)       8,069
     Property taxes                                   8,380         (1,794)  (1)       6,586
     Depreciation and amortization                   10,071         (1,597)  (1)       8,474
  Merchandising:
     Cost of sales                                   34,644        (34,644)  (2)           -
     Operating expenses                              20,294        (20,294)  (2)           -
  General and administrative expenses                 4,624         (1,350)  (3)       3,274
  Provision for asset impairments                    17,000        (16,588)  (1)         412
                                                  ----------    -----------       ----------
     Total operating expenses                       106,680        (79,865)           26,815
                                                  ----------    -----------       ----------
Operating Income                                    (10,675)        33,789            23,114

INTEREST AND OTHER
  Interest income, net                                7,442         (3,076)  (2)
                                                                    (4,241)  (5)         125
  Minority interest                                   4,587         (4,587)  (2)           -
                                                  ----------    -----------       ----------
     Total interest and other                        12,029        (11,904)              125
                                                  ----------    -----------       ----------

Income before provision for income taxes              1,354         21,885            23,239
Benefit (provision) for income taxes                 (1,264)         1,264   (6)           -
                                                  ----------    -----------       ----------
Net income                                         $     90       $ 23,149           $23,239
                                                  ----------    -----------       ----------
                                                  ----------    -----------       ----------

Net income per share                                  $0.00          $1.00             $1.00

Average number of shares outstanding                 23,262         23,262            23,262
Dividends per share                                   $0.00                            $0.00

(1) To reflect the transfer of real estate operations to PriceSmart (net loss $8,359), and the effect of properties sold prior to the Distribution (net loss $7,967).
(2) To reflect the transfer of merchandising operations to PriceSmart as a result of the Distribution.
(3) To reflect the portion of general and administrative expenses allocated to PriceSmart for services rendered by PEI.
(4) To eliminate the net results of operations for the auto referral and travel programs that were transferred to PriceSmart in the Distribution.
(5) To eliminate interest earned on a note receivable that was paid off prior to the Distribution.
(6) To reflect the elimination of the income tax provision as if the company had converted to a REIT.

                               PRICE ENTERPRISES, INC.

                UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                     JUNE 8, 1997
                                   (in thousands)




                                                                 Pro Forma
                                                  Historical    Adjustments        Pro Forma
                                                  ----------    -----------       ----------
ASSETS
Current Assets
  Cash and cash equivalents                        $ 82,750      $ (42,750)  (1)    $ 40,000
  Accounts receivable, net                            8,972         (7,411)  (2)
                                                                       (32)  (4)       1,529
  Merchandise inventories                             4,179         (4,179)  (2)           -
  Prepaid expenses and other current assets          11,077         (1,392)  (2)
                                                                      (880)  (6)       8,805
                                                  ----------    -----------       ----------
     Total current assets                           106,978        (56,644)           50,334

Real Estate Assets
  Land and land improvements                        186,996         (2,250)  (2)     184,746
  Building and improvements                         198,047         (4,277)  (2)     193,770
  Fixtures and equipment                              4,847         (4,549)  (2)         298
  Construction in progress                              821              -               821
                                                  ----------    -----------       ----------
                                                    390,711        (11,076)          379,635
  Less accumulated depreciation                     (42,906)         1,829   (2)     (41,077)
                                                  ----------    -----------       ----------
                                                    347,805         (9,247)          338,558

Other Assets
  Property held for sale, net                        26,186        (27,209)  (2)
                                                                     1,023   (5)           -
  City notes receivable                              24,027        (24,027)  (2)           -
  Atlas and other notes receivable                    6,598         (6,598)  (2)           -
  Deferred income taxes                              13,410        (19,250)  (6)
                                                                     5,840   (3)           -

  Deferred rents and leasing costs, net              17,332         (1,023)  (5)      16,309
                                                  ----------    -----------       ----------
                                                     87,553        (71,244)           16,309
                                                  ----------    -----------       ----------
Total Assets                                       $542,336      $(137,135)         $405,201
                                                  ----------    -----------       ----------
                                                  ----------    -----------       ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                                 $  4,720      $  (5,062)  (2)
                                                                       342   (7)           -
  Accrued expenses                                    3,856         (3,625)  (2)
                                                                      (342)  (7)
                                                                       (46)  (4)        (157)
  Other current liabilities                           3,884         (2,845)  (2)
                                                                      (196)  (4)         843
                                                  ----------    -----------       ----------
    Total current liabilities                        12,460        (11,774)              686

Minority Interest                                     5,450         (5,450)  (2)           -

Stockholders' Equity
  Common stock                                            2              -                 2
  Additional paid-in capital                        534,890       (119,911)  (2)     414,979
  Retained earnings (deficit)                       (10,466)             -           (10,466)
                                                  ----------    -----------       ----------
                                                    524,426       (119,911)          404,515
                                                  ----------    -----------       ----------
Total Liabilities and Stockholders' Equity         $542,336      $(137,135)         $405,201
                                                  ----------    -----------       ----------
                                                  ----------    -----------       ----------


(1) To adjust cash to reflect the amount retained by PEI per the Distribution agreement.
(2) To reflect the transfer of assets and liabilities to PriceSmart as a result of the Distribution.
(3) To reflect the elimination of the deferred tax liability as if the company had converted to a REIT.
(4) To reflect the adjustment for amounts related to assets sold prior to June 8, 1997.
(5) Reflects the reclassification of deferred rents and leasing costs to property held for sale prior to the Distribution to PriceSmart.
(6)  Reflects the transfer of deferred tax assets to PriceSmart.
(7) To reflect the reclassification of certain liabilities prior to the Distribution to PriceSmart.